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                                                                   EXHIBIT 10.35


                      EXTENSION OF AND FIFTH AMENDMENT TO
                        THE MANAGEMENT SERVICES AGREEMENT

        This EXTENSION OF AND FIFTH AMENDMENT TO THE MANAGEMENT SERVICES AGREEMENT (this "Amendment") is dated as of June 30, 2000 and entered into among WHEREHOUSE ENTERTAINMENT, INC., a Delaware corporation (the "Company"), ALVAREZ & MARSAL, INC., a New York corporation ("A&M), A&M INVESTMENT ASSOCIATES #3 LLC, a Delaware limited liability company (the "Affiliate") and ANTONIO C. ALVAREZ II, and individual ("Alvarez"). Reference is made to that certain Management Services Agreement (the "Management Services Agreement") dated as of January 31, 1997, amended by an Extension and Amendment dated as of February 1, 1998, by an Extension of and Third Amendment dated as of April 28, 1999, and by a Fourth Amendment dated as of April 13, 2000, among the Company, A&M, the Affiliate, Alvarez and, with respect to Section 2(c) and 8 thereof only, Cerberus, and is binding upon the Support Employees. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Management Services Agreement.

                                    RECITALS

        WHEREAS, A&M, Alvarez, the Affiliate and the Company desire to extend the term of the Management Services Agreement as provided herein;

        WHEREAS, the parties hereto agree to waive the requirement under Section 2(b) of the Management Services Agreement, as amended, for one party to notify the other of its desire to extend the term, at least six (6) months prior to the Second Extended Term;

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

               SECTION 1. EXTENSION OF THE MANAGEMENT SERVICES

                                    AGREEMENT

        Pursuant to Section 2(b) of the Management Services Agreement, the Company and A&M hereby agree to extend the term of the Management Services Agreement such that the Amended Agreement shall terminate on October 14, 2001, subject to earlier termination pursuant to Section 7 of the Amended Agreement (such extended term the "THIRD EXTENDED TERM"); PROVIDED, HOWEVER, that at least six months prior to the expiration of the Third Extended Term, A&M and the Company shall notify the other as to whether it desires to extend the Third Extended Term. If both A&M and the Company desire to extend the Third Extended Term, they will promptly commence and pursue good faith negotiations regarding the terms and conditions of such extension. If either A&M or the Company does not desire to extend the Third Extended Term, or if the parties are unable to reach agreement on the terms and conditions under which the Third Extended Term shall be extended, the Amended Agreement shall terminate on October 14, 2001, except that each of A&M and the Company shall use its best efforts and shall provide full cooperation to the other in making a smooth transition in the management of the


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Company to new management, selected by the Company. If so terminated by expiration of the Third Extended Term, except as provided in Section 6(d) of the Amended Agreement and except for accrued but unpaid fees due to A&M pursuant to
Section 4(a) of the Amended Agreement and amounts due pursuant to Section 5 of the Amended Agreement, neither party shall have any further obligations to the other either hereunder or under the Amended Agreement.

               SECTION 2. GENERAL

               (a) Reference to and Effect on the Management Services Agreement.

                      (i) On and after the effective date of this Agreement,
               each reference in the Management Services Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Management Services Agreement shall mean and be a reference to the Amended Agreement; and

                      (ii) The execution, delivery and performance of this
               Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Company under, the Management Services Agreement.

               (b) Amendment. No modification or amendment of, or waiver under, this Amendment shall be valid unless in writing and signed by each of the parties hereto.

               (c) Binding Agreement. This Amendment and the Amended Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

               (d) Authorization. Each of the Company and A&M Parties represents and warrants that its execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action.

               (e) Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without regard to conflict of law principles.

               (f) Severability. If any term, provision, covenant or restriction herein is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

               (g) Tax Indemnification. A&M, Alvarez and each Support Employee agree jointly and severally to indemnify and hold the Company harmless against and reimburse the Company on demand for any federal, state or local taxes, workers compensation, health or disability benefits, and any penalties and interest thereon, payable by or on behalf of the Company in respect of the services of A&M, Alvarez and the Support Employees furnished to the Company pursuant to this Amendment or the Amended Agreement.


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               (h) Entire Agreement. This Amendment and the Amended Agreement
contain the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior discussions and understandings.

               (i) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

               (j) Counterparts; Effectiveness. This amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by the Company, A&M, the Affiliate and Alvarez and receipt by the Company of written or telephonic notification of such execution and authorization of delivery thereof.

               IN WITNESS THEREOF, the parties have executed this Amendment as of the day and year first above written.

                                         ALVAREZ & MARSAL, INC.


                                         By: ___________________________
                                         Its: __________________________

                                         A&M INVESTMENT ASSOCIATES #3 LLC


                                         By: ___________________________
                                         Its: __________________________

                                         ANTONIO C. ALVAREZ II


                                         By: ___________________________
                                         Its: __________________________


                                         WHEREHOUSE ENTERTAINMENT, INC.


                                         By: ___________________________
                                         Its: __________________________